UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23786

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StepStone Private Venture and Growth Fund
(Exact name of registrant as specified in charter)

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128 S Tryon St., Suite 1600
Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Robert W. Long
Chief Executive Officer
StepStone Group Private Wealth LLC
128 S Tryon St., Suite 1600
Charlotte, NC 28202
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (704) 215-4300

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

ITEM 1.    REPORTS TO STOCKHOLDERS.

(a)      The Report to Shareholders is attached herewith.

StepStone Private Venture and Growth Fund

Consolidated Financial Statements

For the Period November 1, 2022 (commencement of operations)
through March 31, 2023

Annual Report

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund or your financial intermediary. You may elect to receive all future reports, including your shareholder reports, in paper free of charge by contacting the Fund at 704-215-4300. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all StepStone Funds.

StepStone Private Venture and Growth Fund
Table of Contents For the Period November 1, 2022 (commencement of operations) through March 31, 2023
Manager’s Discussion and Analysis of Fund Performance (unaudited)	2-3
Report of Independent Registered Public Accounting Firm	4
Consolidated Schedule of Investments	5-6
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statement of Changes in Net Assets	9-10
Consolidated Statement of Cash Flows	11
Consolidated Financial Highlights	12-15
Consolidated Notes to Financial Statements	16-26
Trustees and Officers (unaudited)	27-29
Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)	30-32
Other Information	33
Privacy Notice	34-35

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (704) 215-4300; or through the Fund’s website at https://www.stepstonepw.com/spring-documents; or both; and (ii) on the Commission’s website at http://www.sec.gov.

StepStone Private Venture and Growth Fund
Manager’s Discussion and Analysis of Fund Performance March 31, 2023

Introduction

StepStone Private Venture and Growth Fund (“SPRING” or the “Fund”) is a newly launched, broadly diversified venture and growth strategy. The Fund launched in November 2022 and leverages an open architecture approach, emphasizing best-in-class managers via secondary purchases, direct investments and fund investments. SPRING offers qualified clients global access to top-tier venture and growth managers, diversified exposure across the innovation economy and targets attractive risk-adjusted returns.

Designed specifically for individual investors and small institutions, SPRING’s investor-centric structure emphasizes convenience, efficiency and transparency. An evergreen fund, SPRING raises capital monthly while providing liquidity through quarterly redemptions. There are no ongoing investor capital calls. Investors will receive regular distributions, and tax reporting is provided via Form 1099.

Investment Activity, Performance and Benchmark

During the period ended March 31, 2023, the Fund made direct and indirect investments in over 500 portfolio companies and reached total assets under management of $187M. We are pleased to report that SPRING generated a net return of 20.5% for the period ending March 31, 2023,1 substantially outpacing the NASDAQ Composite Index,2 SPRING’s primary benchmark, which reported a 12.7% increase during the same period.

The Fund deploys capital monthly, allowing it to invest in a constantly evolving market. This strategy includes taking advantage of market dislocation to purchase assets managed by historically top tier managers at discounted prices compared to NAV. Unrealized gains from secondary discounts totaled approximately $29M for the period ended March 31, 2023 and were the primary driver of the Fund’s net return.

Investment Approach

SPRING seeks favorable opportunities in the innovation economy, the most dynamic companies, technologies, and sectors identified by StepStone as benefiting from attractive secular trends. The Fund employs a distinctive approach to venture capital and growth equity investments, combining direct, secondary and fund investments under a single platform. Each capability informs the other, enhancing relationships globally, and this active approach to direct and secondary investment enables the capture of powerful proprietary data and the creation of strong alignment with both fund managers and company management teams. The Fund believes that these synergies ultimately enable it to focus on the highest potential opportunities and make better informed decisions.

This commentary reflects the viewpoints of StepStone Group Private Wealth LLC as of March 31, 2023 and is not intended as a forecast or guarantee of future results.

StepStone Private Venture and Growth Fund
Manager’s Discussion and Analysis of Fund Performance March 31, 2023 (Continued)

Annual Total Returns

Cumulative Total Return as of March 31, 2023
Since Inception
StepStone Private Venture and Growth Fund, Class I	20.5%
StepStone Private Venture and Growth Fund, Class D	20.3%
StepStone Private Venture and Growth Fund, Class S	20.3%
StepStone Private Venture and Growth Fund, Class T	20.3%
NASDAQ Composite Index[2]	12.7%

The chart above represents the hypothetical growth of a $1,000,000 investment in Class I shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in fee structures, specifically the distribution and shareholder servicing fees associated with brokers, dealers and certain RIAs and other financial intermediaries.

The performance data quoted herein represents past performance, and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance does not predict future performance.

The Fund’s performance assumes the reinvestment of dividends. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1   The date of inception for all share classes is November 1, 2022. Performance is cumulative and represents the percent change in net asset value (NAV) for the Class I shares and assumes reinvestment of all distributions pursuant to SPRING’s distribution reinvestment plan.

2   The NASDAQ Composite Index is a total return index and SPRING’s primary benchmark.

3   The chart represents the hypothetical growth of a $1,000,000 investment in Class I shares. Returns for the Fund’s other classes will vary from what is seen due to differences in fee structures, specifically the distribution and shareholder servicing fee associated with brokers, dealers and certain RIAs and other financial intermediaries.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
StepStone Private Venture and Growth Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of StepStone Private Venture and Growth Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2023, and the related consolidated statements of operations, changes in net assets and cash flows and financial highlights for the period from November 1, 2022 (commencement of operations) through March 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2023, and the consolidated results of its operations, the changes in its net asset, its cash flows and financial highlights for the period from November 1, 2022 (commencement of operations) through March 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2023, by correspondence with the custodians, investment funds or portfolio company investees; when replies were not received from investment funds or portfolio company investees, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the StepStone Group LP investment companies since 2020.

New York, New York
May 30, 2023

A member firm of Ernst & Young Global Limited

StepStone Private Venture and Growth Fund
Consolidated Schedule of Investments March 31, 2023
Investments — 52.6%^	Asset Class	Acquistion Date	Fair Value
Primary Direct Investments — 4.4%
North America — 4.4%
Overhaul Group, Inc.*[1,2,3]
(332,376 preferred shares)	Venture Capital	2/1/2023	$4,166,499
RPIII FB Co-Invest LLC*[1,2,3,4]	Growth Equity	3/2/2023	4,000,000
Total North America Investments			8,166,499
Total Primary Direct Investments (Cost $8,166,499)			8,166,499

Secondary Investments — 48.2%
North America — 48.2%
Betaworks Ventures 1.0, L.P.*[2,3,5]	Venture Capital	1/24/2023	15,739,237
Betaworks Ventures 2.0, L.P.*[2,3,5]	Venture Capital	1/24/2023	2,577,136
Betaworks Ventures 3.0, L.P.*[2,3,5]	Venture Capital	1/24/2023	—
Felicis Ventures VI, L.P.*[2,3,5,6]	Venture Capital	11/4/2022	24,855,943
Felicis Ventures VII, L.P.*[2,3,5]	Venture Capital	11/4/2022	16,514,381
Insight Partners Continuation Fund II, L.P.*[1,2,3,5]	Growth Equity	3/31/2023	3,750,000
Lightspeed Venture Partners Select II, L.P.*[2,3,5,7]	Venture Capital	12/30/2022	1,300,514
Lightspeed Venture Partners Select IV, L.P.*[2,3,5,7]	Venture Capital	12/30/2022	1,716,400
Lightspeed Venture Partners X, L.P.*[2,3,5,7]	Venture Capital	12/30/2022	4,218,432
Lightspeed Venture Partners XI, L.P.*[2,3,5,7]	Venture Capital	12/30/2022	3,198,856
Lightspeed Venture Partners XII, L.P.*[2,3,5,7]	Venture Capital	12/30/2022	2,985,476
Lightspeed Venture Partners XIII, L.P.*[2,3,5,7]	Venture Capital	12/30/2022	2,245,277
Thrive Capital Partners VIII Growth-B, LLC*[1,2,3]	Growth Equity	3/17/2023	10,888,611
Total North America Investments			89,990,263
Total Secondary Investments (Cost $62,367,390)			89,990,263
Total Investments (Cost $70,533,889)			98,156,762
Other assets in excess of liabilities — 47.4%			88,501,947
Total Net Assets — 100.0%			$186,658,709

^ Investments do not issue shares except where noted.

*  Investment is non-income producing.

1   Level 3 security in accordance with fair value hierarchy.

2   Private Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2023 was $98,156,762, or 52.6% of net assets. As of March 31, 2023, the aggregate cost of each investment restricted to sale was $4,166,499, $4,000,000, $7,923,065, $1,316,935, $0, $16,896,718, $12,505,374, $3,750,000, $710,487, $999,412, $2,480,624, $1,837,357, $1,698,154, $1,360,653, and $10,888,611 respectively, totaling $70,533,889.

3   Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

4   All or a portion of this security is held by SPRING I LLC Series A.

5   Investment has been committed to but has not been fully funded by the Fund.

6   All or a portion of this security is held by SPRING Cayman LLC.

7   All or a portion of this security is held by SPRING Cayman II LLC.

The accompanying notes are an integral part of these consolidated financial statements.

StepStone Private Venture and Growth Fund
Consolidated Schedule of Investments March 31, 2023 (Continued)
Summary of Investments by Strategy (as a percentage of total investments)
Primary Direct Investments	8.3%
Secondary Investments	91.7
Total Investments	100.0%

The accompanying notes are an integral part of these consolidated financial statements.

StepStone Private Venture and Growth Fund
Consolidated Statement of Assets and Liabilities March 31, 2023
Assets
Investments, at fair value (cost $70,533,889)	$98,156,762
Cash	118,755,172
Cash held in escrow	12,165,000
Due from Adviser	305,536
Interest receivable	427,580
Deferred offering costs	220,666
Prepaid expenses and other assets	33,657
Total Assets	230,064,373

Liabilities
Revolving credit facility	30,000,000
Less deferred debt issuance costs	(437,734)
Revolving credit facility less deferred debt issuance costs	29,562,266
Subscriptions received in advance	12,165,000
Incentive fees payable	1,271,865
Professional fees payable	159,950
Management fees payable	118,987
Revolving credit facility fees payable	45,504
Other accrued expenses	82,092
Total Liabilities	43,405,664

Commitments and contingencies (see Note 8)

Net Assets	$186,658,709

Composition of Net Assets:
Paid-in capital	$162,601,088
Total distributable earnings	24,057,621
Net Assets	$186,658,709

Net Assets Attributable to:
Class I Shares	$185,844,254
Class D Shares	754,287
Class S Shares	30,084
Class T Shares	30,084
$186,658,709

Shares of Beneficial Interest Outstanding:
Class I Shares	6,167,112
Class D Shares	25,073
Class S Shares	1,000
Class T Shares	1,000
6,194,185

Net Asset Value per Share:
Class I Shares	$30.13
Class D Shares	$30.08
Class S Shares	$30.08
Class T Shares	$30.08

The accompanying notes are an integral part of these consolidated financial statements.

StepStone Private Venture and Growth Fund
Consolidated Statement of Operations For the Period November 1, 2022* through March 31, 2023
Investment Income
Interest income	$1,529,763
Total Investment Income	1,529,763

Expenses
Incentive fees	4,244,117
Management fees	959,675
Professional fees	316,070
Trustees’ fees and expenses	160,000
Amortization of offering costs	155,704
Administration fees	139,495
Revolving credit facility fees and expenses[1]	70,856
Distribution and servicing fees (Class D)	136
Other operating expenses	216,286
Total Expenses	6,262,339
Adviser expense reimbursement	(676,564)
Management fees voluntarily waived	(479,838)
Net Expenses	5,105,937
Net Investment Loss	(3,576,174)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments
Net realized gain distributions from investments	10,922
Net change in unrealized appreciation (depreciation) on investments	27,622,873
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments	27,633,795

Net Increase in Net Assets Resulting from Operations	$24,057,621

*  The Fund commenced operations on November 1, 2022. See Note 1 in the accompanying notes to consolidated financial statements.

1   Includes amortization of debt issuance costs, commitment fees and interest expense.

The accompanying notes are an integral part of these consolidated financial statements.

StepStone Private Venture and Growth Fund
Consolidated Statement of Changes in Net Assets
For the Period November 1, 2022* through March 31, 2023
Change in Net Assets Resulting from Operations
Net investment loss	$(3,576,174)
Net realized gain distributions from investments	10,922
Net change in unrealized appreciation (depreciation) on investments	27,622,873
Net Increase in Net Assets Resulting from Operations	24,057,621

Change in Net Assets Resulting from Capital Share Transactions
Class I
Proceeds from issuance of shares	161,808,088
Total Class I Transactions	161,808,088

Class D
Proceeds from issuance of shares	743,000
Total Class D Transactions	743,000

Class S
Proceeds from issuance of shares	25,000
Total Class S Transactions	25,000

Class T
Proceeds from issuance of shares	25,000
Total Class T Transactions	25,000

Net Change in Net Assets Resulting from Capital Share Transactions	162,601,088

Total Net Increase in Net Assets	186,658,709

Net Assets
Beginning of period	—
End of period	$186,658,709

*     The Fund commenced operations on November 1, 2022. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements.

StepStone Private Venture and Growth Fund
Consolidated Statement of Changes in Net Assets (continued)
For the Period November 1, 2022* through March 31, 2023
Shareholder Activity
Class I Shares
Shares sold	6,167,112
Net Change in Class I Shares Outstanding	6,167,112

Class D Shares
Shares sold	25,073
Net Change in Class D Shares Outstanding	25,073

Class S Shares
Shares sold	1,000
Net Change in Class S Shares Outstanding	1,000

Class T Shares
Shares sold	1,000
Net Change in Class T Shares Outstanding	1,000

*    The Fund commenced operations on November 1, 2022. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements.

StepStone Private Venture and Growth Fund
Consolidated Statement of Cash Flows For the Period November 1, 2022* through March 31, 2023
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$24,057,621
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(70,549,491)
Distributions received from investments	26,524
Net realized gain distributions from investments	(10,922)
Net change in unrealized (appreciation) depreciation on investments	(27,622,873)
(Increase)/Decrease in Assets:
Increase in deferred offering costs	(220,666)
Increase in prepaid expenses and other assets	(33,657)
Increase in interest receivable	(427,580)
Increase in due from Adviser	(305,536)
Increase/(Decrease) in Liabilities:
Increase in subscriptions received in advance	12,165,000
Increase in incentive fees payable	1,271,865
Increase in professional fees payable	159,950
Increase in management fees payable	118,987
Increase in revolving credit facility fees payable	45,504
Increase in other accrued expenses	82,092
Net Cash Used in Operating Activities	(61,243,182)

Cash Flows from Financing Activities
Proceeds from issuance of shares	162,601,088
Proceeds from revolving credit facility	30,000,000
Additions to debt issuance costs	(463,086)
Amortization of debt issuance costs	25,352
Net Cash Provided by Financing Activities	192,163,354

Cash and Cash Held in Escrow
Beginning of Period	—
End of Period	$130,920,172

End of period balances
Cash	118,755,172
Cash held in escrow	12,165,000
End of period balance	$130,920,172

*    The Fund commenced operations on November 1, 2022. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements.

StepStone Private Venture and Growth Fund
Consolidated Financial Highlights Class I Shares

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period November 1, 2022* through March 31, 2023
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$25.00
Activity from investment operations:
Net investment loss[1]	(0.70)
Net realized gains and change in unrealized appreciation on investments	5.83
Total from investment operations	5.13

Net Asset Value per share, end of period	$30.13

Net Assets, end of period (in thousands)	$185,844

Ratios to average shareholders’ equity:
Net investment loss[2,3]	(1.74)%

Gross expenses[4]	6.18%
Adviser expense reimbursement	(1.12)%[5]
Management fees voluntarily waived	(0.79)%[5]
Net expenses[4]	4.27%

Total Return[6]	20.52%[7]

Portfolio turnover rate	0.05%[7]

Senior Securities
Total borrowings (000s)	$30,000
Asset coverage per $1,000 unit of senior indebtedness[8]	$7,222

1      Per share data calculated using average shares outstanding during the period.

2      Net investment loss ratio has been annualized for periods of less than twelve months, except for Organizational Costs, which are one time expenses, and Incentive Fees.

3    Net investment loss ratio is calculated including Incentive Fees. If Incentive Fees were excluded the ratio would have increased by 2.90% for the period ended March 31, 2023, resulting in a net investment income ratio of 1.16%. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

4    Expense ratios have been annualized for periods of less than twelve months, except for Organizational Costs and Incentive Fees. If Incentive Fees had been excluded, the expense ratios would have decreased by 2.90% for the period ended March 31, 2023. Expenses do not include expenses from underlying funds in which the Fund invests.

5      Annualized

6      Total return based on per share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges. Total returns would have been lower had expenses not been waived or absorbed by the Adviser.

7      Not annualized.

8    Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*      The Fund commenced operations on November 1, 2022. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements.

StepStone Private Venture and Growth Fund
Consolidated Financial Highlights Class D Shares

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period November 1, 2022* through March 31, 2023
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$25.00
Activity from investment operations:
Net investment loss[1]	(0.19)
Net realized gains and change in unrealized appreciation on investments	5.27
Total from investment operations	5.08

Net Asset Value per share, end of period	$30.08

Net Assets, end of period (in thousands)	$754

Ratios to average shareholders’ equity:
Net investment loss[2,3]	(0.33)%

Gross expenses[4]	4.92%
Adviser expense reimbursement	(0.75)%[5]
Management fees voluntarily waived	(0.88)%[5]
Net expenses[4]	3.28%

Total Return[6]	20.32%[7]

Portfolio turnover rate	0.05%[7]

Senior Securities
Total borrowings (000s)	$30,000
Asset coverage per $1,000 unit of senior indebtedness[8]	$7,222

1      Per share data calculated using average shares outstanding during the period.

2      Net investment loss ratio has been annualized for periods of less than twelve months, except for Organizational Costs, which are one time expenses, and Incentive Fees.

3    Net investment loss ratio is calculated including Incentive Fees. If Incentive Fees were excluded the ratio would have increased by 0.86% for the period ended March 31, 2023, resulting in a net investment income ratio of 0.53%. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

4    Expense ratios have been annualized for periods of less than twelve months, except for Organizational Costs and Incentive Fees. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.86% for the period ended March 31, 2023. Expenses do not include expenses from underlying funds in which the Fund invests.

5      Annualized

6      Total return based on per share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges. Total returns would have been lower had expenses not been waived or absorbed by the Adviser.

7      Not annualized.

8    Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*      The Fund commenced operations on November 1, 2022. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements.

StepStone Private Venture and Growth Fund
Consolidated Financial Highlights Class S Shares

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period November 1, 2022* through March 31, 2023
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$25.00
Activity from investment operations:
Net investment loss[1]	(0.83)
Net realized gains and change in unrealized appreciation on investments	5.91
Total from investment operations	5.08

Net Asset Value per share, end of period	$30.08

Net Assets, end of period (in thousands)	$30

Ratios to average shareholders’ equity:
Net investment loss[2,3]	(2.49)%

Gross expenses[4]	7.80%
Adviser expense reimbursement	(2.09)%[5]
Management fees voluntarily waived	(0.78)%[5]
Net expenses[4]	4.94%

Total Return[6]	20.32%[7]

Portfolio turnover rate	0.05%[7]

Senior Securities
Total borrowings (000s)	$30,000
Asset coverage per $1,000 unit of senior indebtedness[8]	$7,222

1      Per share data calculated using average shares outstanding during the period.

2      Net investment loss ratio has been annualized for periods of less than twelve months, except for Organizational Costs, which are one time expenses, and Incentive Fees.

3    Net investment loss ratio is calculated including Incentive Fees. If Incentive Fees were excluded the ratio would have increased by 3.14% for the period ended March 31, 2023, resulting in a net investment income ratio of 0.65%. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

4    Expense ratios have been annualized for periods of less than twelve months, except for Organizational Costs and Incentive Fees. If Incentive Fees had been excluded, the expense ratios would have decreased by 3.14% for the period ended March 31, 2023. Expenses do not include expenses from underlying funds in which the Fund invests.

5      Annualized

6      Total return based on per share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges. Total returns would have been lower had expenses not been waived or absorbed by the Adviser.

7      Not annualized.

8    Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*      The Fund commenced operations on November 1, 2022. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements.

StepStone Private Venture and Growth Fund
Consolidated Financial Highlights Class T Shares

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period November 1, 2022* through March 31, 2023
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$25.00
Activity from investment operations:
Net investment loss[1]	(0.83)
Net realized gains and change in unrealized appreciation on investments	5.91
Total from investment operations	5.08

Net Asset Value per share, end of period	$30.08

Net Assets, end of period (in thousands)	$30

Ratios to average shareholders’ equity:
Net investment loss[2,3]	(2.49)%

Gross expenses[4]	7.80%
Adviser expense reimbursement	(2.09)%[5]
Management fees voluntarily waived	(0.78)%[5]
Net expenses[4]	4.94%

Total Return[6]	20.32%[7]

Portfolio turnover rate	0.05%[7]

Senior Securities
Total borrowings (000s)	$30,000
Asset coverage per $1,000 unit of senior indebtedness[8]	$7,222

1      Per share data calculated using average shares outstanding during the period.

2      Net investment loss ratio has been annualized for periods of less than twelve months, except for Organizational Costs, which are one time expenses, and Incentive Fees.

3    Net investment loss ratio is calculated including Incentive Fees. If Incentive Fees were excluded the ratio would have increased by 3.14% for the period ended March 31, 2023, resulting in a net investment income ratio of 0.65%. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

4    Expense ratios have been annualized for periods of less than twelve months, except for Organizational Costs and Incentive Fees. If Incentive Fees had been excluded, the expense ratios would have decreased by 3.14% for the period ended March 31, 2023. Expenses do not include expenses from underlying funds in which the Fund invests.

5      Annualized

6      Total return based on per share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges. Total returns would have been lower had expenses not been waived or absorbed by the Adviser.

7      Not annualized.

8    Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*      The Fund commenced operations on November 1, 2022. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements.

StepStone Private Venture and Growth Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2023
1. Organization

StepStone Private Venture and Growth Fund (the “Fund”) (formerly known as Conversus StepStone Private Venture and Growth Fund) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on March 4, 2022 (“Inception”) and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund is offered to investors who are qualified clients within the meaning of Rule 205-3 under the Investment Advisers Act of 1940 and are accredited investors within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Fund commenced operations on November 1, 2022 (“Commencement of Operations”). Effective November 14, 2022, the Fund was renamed StepStone Private Venture and Growth Fund.

The Fund offers Class I shares, Class D shares, Class S shares and Class T shares (together, the “Shares”) to eligible investors (“Shareholders”). The Shares are continuously offered with subscriptions accepted on a monthly basis at the then-current-month net asset value (“NAV”) per share, adjusted for sales load, if applicable. The Fund may, from time to time, offer to repurchase Shares pursuant to written tender offers by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as determined by the Fund’s Board of Trustees (“Board”).

The Board provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. StepStone Group Private Wealth LLC (formerly known as StepStone Conversus LLC) serves as the Fund’s investment adviser (“Adviser”). The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group LP (“StepStone”) serves as the Fund’s investment sub-adviser (“Sub-Adviser”) and is responsible for the day-to-day management of the Fund’s assets. StepStone Group Private Wealth LLC is a wholly owned subsidiary of StepStone.

The Fund’s investment objective is to achieve long-term capital appreciation by investing in venture capital and growth equity assets, along with other private assets, (“Private Market Assets”) focused on the innovation economy, the most dynamic companies, technologies and sectors identified by StepStone as benefiting from attractive secular trends.

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

The consolidated financial statements include the accounts of subsidiaries wholly-owned by the Fund: SPRING I LLC (Series A and Series B), a Delaware limited liability company, as well as SPRING Cayman LLC and SPRING Cayman II LLC (together, “SPRING Cayman”), which are limited liability companies registered in the Cayman Islands. All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets, and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Net Asset Value Determination

The NAV of the Fund is determined as of the close of business on the last business day of each calendar month, each date the Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board determines (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant

StepStone Private Venture and Growth Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2023 (Continued)
2. Summary of Significant Accounting Policies (continued)

Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class to the total net assets of the Fund, each determined as of the relevant Determination Date.

Valuation of Investments

The Fund’s investments are valued as of each Determination Date at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). The Board has adopted valuation policies and procedures (“Valuation Procedures”) and has appointed a pricing committee (“Pricing Committee”) to manage the valuation process of the Fund. The Pricing Committee utilizes the resources and personnel of the Adviser, the Sub-Adviser and the Fund’s sub-administrator in carrying out its responsibilities. The Board must determine fair value in good faith for all Fund investments and has chosen to designate the Adviser to perform the fair value determinations.

Investments held by the Fund in Private Market Assets may include secondary purchases of existing investments in (i) individual operating companies or assets and (ii) private investment funds (together, “Secondary Investments”), investments in private funds actively fundraising (“Primary Fund Investments”) and investments in individual operating companies (“Primary Direct Investments”). These types of investments normally do not have readily available market prices and therefore will be fair valued according to the Valuation Procedures at each Determination Date. The Valuation Procedures require evaluation of all relevant information reasonably available to the Adviser at the time the Fund’s investments are valued. Valuations of Private Market Assets are inherently subjective and at any point in time may differ materially from the ultimate value, if any, realized on the investment.

Ordinarily, the fair value of the Fund’s investment in a Secondary Investment or Primary Fund Investment is based on the net asset value of the investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager does not represent fair value or if the investment manager fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such investment at the net asset value last reported by its investment manager, or whether to adjust such net asset value to reflect a premium or discount (adjusted net asset value). The net asset values or adjusted net asset values are net of management fees and performance/incentive fees or allocations (or carried interest) payable pursuant to the respective organizational documents of the investment.

In assessing the fair value of the Fund’s Primary Direct Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings and multiple analysis, discounted cash flow analysis and market data from third party pricing services. The Adviser takes into account the following factors in determining the fair value of a Primary Direct Investment: latest round of financing, company operating performance, market-based multiples, potential merger and acquisition activity and any other material information that may impact investment fair value.

In certain circumstances, the Adviser may determine that cost best approximates the fair value of a particular Private Market Asset. The Fund will generally value its investments that are traded or dealt in upon one or more securities exchanges and for which market quotations are readily available at the last quoted sales price on the primary exchange, or at the mean between the current bid and ask prices on the primary exchange, as of the Determination Date.

The Sub-Adviser and one or more of its affiliates acts as investment adviser to clients other than the Fund. However, the value attributed to a Private Market Asset held by the Fund and the value attributed to the same Private Market Asset held by another client of the Sub-Adviser or one of its affiliates might differ as a result of differences in accounting, regulatory, timing and other factors applicable to the Fund when compared to such other client.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into

StepStone Private Venture and Growth Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2023 (Continued)
2. Summary of Significant Accounting Policies (continued)

U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from fluctuations in the fair value of investments. Such fluctuations are included within the net realized gain distributions from investments and foreign currency transactions and the net change in unrealized appreciation (depreciation) on investments and foreign currency translation in the Consolidated Statement of Operations. As of March 31, 2023, the Fund did not hold any investments in Secondary Investments, Primary Fund Investments or Primary Direct Investments that were denominated in foreign currencies.

Realized Gain (Loss) on Investments, Interest Income and Dividend Income

Distributions received from Secondary Investments, Primary Fund Investments and Primary Direct Investments occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains, dividend income and interest income, is based on information received from the investment manager of the Secondary Investments, Primary Fund Investments or Primary Direct Investments. Dividend income and interest income are recorded on an accrual basis.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of the Private Market Assets in which the Fund invests (“Acquired Fund Fees”), management fees, fees and expenses associated with a credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation and Reimbursement Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis and allocated pro-rata to Shares based upon ownership percentage. Closing costs associated with the purchase of secondary investments, primary fund investments and primary direct investments are included in the cost of the investment.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund has elected to be treated, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

The Fund’s tax year is the 12-month period ending September 30. In accounting for income taxes, the Fund follows the guidance in ASC Topic 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has concluded there were no uncertain tax positions as of March 31, 2023 for federal income tax purposes or in the Fund’s state and local tax jurisdictions. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Consolidated Statement of Operations. For the period November 1, 2022 through March 31, 2023, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of March 31, 2023.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. Given the recent Commencement of Operations, the Fund has no tax years subject to examination by the major tax jurisdictions under the statute of limitations (generally, the three prior taxable years) as of March 31, 2023.

StepStone Private Venture and Growth Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2023 (Continued)
2. Summary of Significant Accounting Policies (continued)

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

SPRING I LLC, a wholly-owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent SPRING I LLC has a deferred tax asset, consideration is given to whether or not a valuation allowance is required.

The SPRING Cayman subsidiaries, wholly-owned by the Fund, are not subject to U.S. federal and state income taxes and will be treated as entities disregarded as separate from their sole owner, the Fund, for U.S. federal income tax purposes.

Organizational and Offering Costs

During the period from Inception through the Commencement of Operations, the Fund incurred organizational costs of $0.1 million. The organizational costs were paid by the Adviser and will be reimbursed by the Fund, subject to recoupment in accordance with the Expense Limitation and Reimbursement Agreement (see Note 4). Organizational costs consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expensed organizational costs as incurred.

During the period from Inception through the Commencement of Operations, the Fund incurred offering costs of $0.3 million. These costs were treated as deferred charges and, upon Commencement of Operations, are being amortized into expense over a 12-month period using the straight-line method. During the period from Commencement of Operations to March 31, 2023, the Fund amortized offering costs of $0.2 million which is included in the Consolidated Statement of Operations. Offering costs incurred prior to the Commencement of Operations were paid by the Adviser and will be reimbursed by the Fund, subject to recoupment in accordance with the Expense Limitation and Reimbursement Agreement. Offering costs consist primarily of legal fees, filing fees and printing costs in connection with the preparation of the registration statement and related filings. The Fund will continue to incur offering costs subsequent to the Commencement of Operations due to its continuously offered status. These costs will be treated as deferred charges and amortized over the subsequent 12-month period using the straight-line method.

Cash

Cash includes monies on deposit with UMB Bank N.A. (”UMB Bank”), the Fund’s custodian, and in UMB Bank Demand Deposit (“SMMFIDU”). SMMFIDU acts as a bank deposit for the Fund, providing an interest-bearing account for short-term investment purposes. Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits. There are no restrictions on the cash held by UMB Bank on the Fund’s behalf.

Cash Held in Escrow

Cash held in escrow represents restricted monies received in advance of the effective date of a Shareholder’s subscription. The monies are on deposit with UMB Bank under the authorization of UMB Fund Services, Inc. (the Fund’s transfer agent, as described in Note 5) and are released from escrow upon the determination of NAV as of the effective date of the subscription. The liability for subscriptions received in advance is included in the Consolidated Statement of Assets and Liabilities.

StepStone Private Venture and Growth Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2023 (Continued)
2. Summary of Significant Accounting Policies (continued)

Recently Adopted Regulatory Matters

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is a limited user of derivatives as specified in the rule.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has implemented Rule 2a-5. The Board designated the Adviser to perform fair value determinations relating to any or all Fund investments.

3. Fair Value Measurements

U.S. GAAP, ASC Topic 820, Fair Value Measurements, (“ASC 820”) defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans, and less liquid and restricted equity securities.

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, certain portfolio investments fair valued using net asset value or adjusted net asset value (or its equivalent), adjusted for cash flows, as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $75.4 million are excluded from the fair value hierarchy as of March 31, 2023.

StepStone Private Venture and Growth Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2023 (Continued)
3. Fair Value Measurements (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2023, in valuing the Fund’s investments at fair value:

	Level 1	Level 2	Level 3	Investments Valued at NAV or Adjusted NAV	Total
Primary Direct Investments	$—	$—	$8,166,499	$—	$8,166,499
Secondary Investments	—	—	14,638,611	75,351,652	89,990,263
Total Investments	$—	$—	$22,805,110	$75,351,652	$98,156,762

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Primary Direct Investments	Secondary Investments	Total Investments
Balance as of November 1, 2022	$—	$—	$—
Transfers into Level 3	—	—	—
Purchases	8,166,499	14,638,611	22,805,110
Distributions from Investments	—	—	—
Net Realized Gain (Loss)	—	—	—
Net Change in Unrealized Appreciation	—	—	—
Transfers out of Level 3	—	—	—
Balance as of March 31, 2023	$8,166,499	$14,638,611	$22,805,110

Net Change in Unrealized Appreciation on investments held at the end of the reporting period	$—	$—	$—

Changes in inputs or methodologies used for valuing investments, including timing of reported net asset values of Secondary Investments and Primary Direct Investments reported by their investment managers, may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2023:

Investment Type	Fair Value as of March 31, 2023	Valuation Technique(s)	Unobservable Input(1)	Single Input or Range of Inputs	Weighted Average of Input(2)	Impact to Valuation from an Increase in Input(3)
Primary Direct Investments	$8,166,499	Recent Transaction	Recent transaction price	N/A	N/A	N/A
Secondary Investments	$14,638,611	Recent Transaction	Recent transaction price	N/A	N/A	N/A

(1)   The Adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgements, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

StepStone Private Venture and Growth Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2023 (Continued)
3. Fair Value Measurements (continued)

(2)   Inputs shown do not represent a range but rather distinct inputs; thus, since there is no range, a weighted average calculation would not apply.

(3)  This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.

4. Investment Adviser and Transactions with Affiliates

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”), which is paid monthly in arrears, at an annual rate of 1.50%, based on the Fund’s month-end net assets. The Adviser pays the Sub-Adviser 50% of the Management Fee monthly in arrears.

The Adviser has voluntarily agreed to waive (i) 0.75% of its 1.50% Management Fee, thereby reducing the Management Fee to an annualized rate of 0.75% of the Fund’s net asset value, effective from November 1, 2022 until April 30, 2023; (ii) 0.50% of its 1.50% Management Fee, thereby reducing the Management Fee to an annualized rate of 1.00% of the Fund’s net asset value, effective from May 1, 2023 until July 31, 2023; and (iii) 0.25% of its 1.50% Management Fee, thereby reducing the Management Fee to an annualized rate of 1.25% of the Fund’s net asset value, effective from August 1, 2023 until October 31, 2023. The Adviser may, in its sole discretion and at any time (including prior to October 31, 2023), elect to extend, terminate or modify its temporary waiver upon written notice to the Fund. For the period November 1, 2022 through March 31, 2023, the Adviser earned $1.0 million in Management Fees of which $0.5 million was waived and $0.1 million was payable as of March 31, 2023.

At the end of each calendar month, the Adviser is entitled to accrue an incentive fee (“Incentive Fee”) in an amount equal to 15% of the excess, if any, of (i) the net profits of the Fund for the relevant month over (ii) the then balance, if any, of the loss recovery account. The Incentive Fee will be incorporated in the Fund’s monthly NAV and paid annually at the end of the calendar year to the Adviser to the extent it is earned. The Adviser will pay 60% of the Incentive Fee to the Sub-Adviser each year. For the period November 1, 2022 through March 31, 2023, the Adviser accrued $4.2 million in Incentive Fees of which $1.3 million was payable to the Adviser as of March 31, 2023.

For the purposes of the Incentive Fee, net profits (Net Profits”) means the amount by which the NAV of the Fund on the last day of the relevant month exceeds the NAV of the Fund as of the beginning of the same month, including any net change in unrealized appreciation or depreciation of investments, realized income and gains or losses, expenses (including offering and organizational expenses) and excluding Shareholder subscriptions and repurchases. The Fund maintains a memorandum account (“Loss Recovery Account”) which will have an initial balance of zero and will be increased upon the close of each calendar month by the amount of the net losses of the Fund for the month and decreased (but not below zero) upon the close of each calendar month by the amount of the Net Profits of the Fund for the month. The Loss Recovery Account takes into account the Fund’s performance since inception and is also referred to as a life-to-date high-water mark. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings.

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term beginning with the Commencement of Operations and ending on the one-year anniversary thereof (“Limitation Period”). The Adviser may extend the Limitation Period for a period of one year on an annual basis. The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate monthly ordinary operating expenses, excluding certain specified expenses (“Specified Expenses”), borne by the Fund during the Limitation Period to an amount not to exceed 0.50% for Class I Shares and 1.00% for Class D, S and T Shares, on an annualized basis, of the Fund’s month-end net assets (the “Expense Cap”). Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) all fees and expenses of Private Market Assets and other investments in which the Fund invests (including the underlying fees of the Private Market Assets and other investments); (iii) the Incentive Fee; (iv) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets and other investments; (v) interest payments incurred on borrowing by the Fund; (vi) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vii) distribution and shareholder servicing fees, as applicable; (viii) taxes; and (ix) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence.

StepStone Private Venture and Growth Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2023 (Continued)
4. Investment Adviser and Transactions with Affiliates (continued)

If the Fund’s aggregate monthly ordinary operating expenses, in respect of any Class of Shares for any month exceeds the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee, Incentive Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives its Management Fee and/or Incentive Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed, or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable Class of Shares if the ordinary operating expenses have fallen to a level below the relevant Expense Cap and the recouped amount does not raise the level of ordinary operating expenses in respect of a Class of Shares in the month of recoupment to a level that exceeds any Expense Cap applicable at that time.

For the period from the Commencement of Operations through March 31, 2023, expenses in excess of the Expense Cap subject to recoupment under the Expense Limitation and Reimbursement Agreement were $0.7 million. The Consolidated Statement of Assets and Liabilities includes a Due from Adviser of $0.3 million as of March 31, 2023 for the net of expenses paid by the Adviser and expenses in excess of the Expense Cap.

5. Administrator, Custodian and Transfer Agent

The Adviser serves as the Fund’s administrator (the “Administrator”) pursuant to an administration agreement (the “Administration Agreement”) under which the Administrator provides administrative, accounting and other services. Pursuant to the Administration Agreement, the Fund pays the Administrator an administration fee equal to 1/12th of an applicable annual fee between 0.08% to 0.23%, based upon the Fund’s net assets as of each month-end, payable monthly in arrears. For the period November 1, 2022 through March 31, 2023, the Administrator earned $0.1 million in administration fees of which $0.0 million was payable as of March 31, 2023.

From the proceeds of the administration fee, the Administrator pays UMB Fund Services, Inc. (the “Sub-Administrator”) a sub-administration fee to perform certain administrative and accounting services for the Fund on behalf of the Administrator. The sub-administration fee, pursuant to a sub-administration agreement and a fund accounting agreement, is paid monthly by the Administrator and is based upon the NAV of the Fund, subject to an annual minimum. For the period November 1, 2022 through March 31, 2023, the Administrator paid $0.1 million in fees of which $0.0 million was payable to the Sub-Administrator on behalf of the Fund as of March 31, 2023.

UMB Bank serves as the Fund’s custodian (the “Custodian”) pursuant to a custody agreement. As the Custodian, UMB Bank holds the Fund’s domestic assets. Foreign assets are held by sub-custodians. For the period November 1, 2022 through March 31, 2023, the Custodian earned $0.0 million in custody fees of which $0.0 million was payable as of March 31, 2023.

UMB Fund Services, Inc. serves as the Fund’s transfer agent (the “Transfer Agent”) pursuant to a transfer agency agreement. The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of Shares, prepares and transmits payments for distributions, receives and processes tender offers and maintains records of account. For the period November 1, 2022 through March 31, 2023, the Transfer Agent earned $0.0 million in transfer agent fees of which $0.0 million was payable as of March 31, 2023.

StepStone Private Venture and Growth Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2023 (Continued)
6. Distribution and Shareholder Servicing Plan

Foreside Financial Services, LLC serves as the Fund’s distributor (the “Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund, in compliance with Rule 12b-1 under the Investment Company Act. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers and certain RIAs and other financial intermediaries to effect the distribution of Shares of the Fund. The Fund pays a monthly distribution and shareholder services fee out of the net assets of Class S Shares and Class T Shares at the annual rate of 0.85% of the aggregate NAV of Class S Shares and Class T Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares). The Fund pays a monthly shareholder services fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV of Class D Shares. Class I Shares are not subject to a distribution and shareholder servicing fee. For the period November 1, 2022 through March 31, 2023, distribution and shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

7. Revolving Credit Facility

Effective February 6, 2023, the Fund entered into a revolving credit agreement, as amended from time to time (“Credit Facility”), with Texas Capital Bank allowing the Fund to borrow up to $40.0 million (the “Commitment”). The purpose of the Credit Facility is to provide short-term working capital, primarily to bridge the timing of the Fund’s acquisition of Private Market Assets in advance of the receipt of monthly subscriptions. The Commitment termination date is February 6, 2026. When borrowing on the Credit Facility, the Fund can select a “Base Rate Borrowing” or “Term SOFR Borrowing” (each a “Loan Type”). The interest rate associated with each Loan Type will be determined at the time of such borrowing and is comprised of a reference rate plus an applicable margin of 2.0% for Base Rate Borrowings or 3.0% for Term SOFR Borrowings. The average interest rate on short-term borrowings during the period November 1, 2022 through March 31, 2023 was 7.8%. The Credit Facility has a minimum interest requirement of the average daily Term SOFR during the period from February 6, 2023 to the first anniversary thereof on 12.5% of the maximum principal amount. The Credit Facility has a commitment fee of 0.25% per annum on the average daily unused balance. In conjunction with the Credit Facility, the Fund incurred an upfront fee of 0.60% which is being amortized in the Consolidated Statement of Operations over the three-year term of the Credit Facility. For the period November 1, 2022 through March 31, 2023, expenses charged to the Fund related to the Credit Facility were $0.1 million. The average daily short-term borrowings outstanding during the period November 1, 2022 through March 31, 2023 were $3.2 million.

The following table provides a summary of the key characteristics of the Credit Facility as of March 31, 2023:

Current Balance (in millions)	$30.0
Maximum Principal Amount Available (in millions)	$40.0
Inception Date	February 6, 2023
Maturity Date	February 6, 2026
Commitment Fee(1)	0.25% per annum

(1)   The Fund is charged a fee on the daily average unused amount of the Credit Facility

8. Commitments and Contingencies

As of March 31, 2023, the Fund has contractual unfunded commitments to provide additional funding of $25.4 million to certain investments. The aforementioned commitments to investments are subject to certain terms and conditions prior to closing of the relevant transactions. There can be no assurance that such transactions will close as expected or at all.

ASC 460-10, Guarantees — Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.

StepStone Private Venture and Growth Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2023 (Continued)
8. Commitments and Contingencies (continued)

The Fund may, from time to time, be party to various legal matters arising in the ordinary course of business, including claims and litigation proceedings. Although the ultimate outcome of the foregoing matters, if any, cannot be ascertained at this time, it is the opinion of the Adviser, after consultation with counsel, that the resolution of such matters would not have a material adverse effect on the Fund’s consolidated financial statements.

9. Capital Share Transactions

The Fund offers four separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares, Class D Shares, Class S Shares and Class T Shares. Each class of Shares is subject to different fees and expenses.

The minimum initial investment in Class I Shares by an investor in the Fund is $1.0 million, the minimum initial investment in Class D Shares, Class S Shares and Class T Shares by an investor is $50,000. However, the Fund, in its sole discretion, may accept investments below these minimums, but no lower than $25,000 for any individual investor. Investors purchasing Class S Shares and Class T Shares may be charged a sales load up to a maximum of 3.5% and investors purchasing Class D Shares may be charged a sales load up to a maximum of 1.5%. Investors purchasing Class I Shares are not charged a sales load. The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund’s then-current NAV per share (determined as of the close of business on the last business day of the immediately preceding month).

The following table summarizes the Capital Share transactions for the period November 1, 2022 through March 31, 2023:
	For the Period November 1, 2022 through March 31, 2023
	Shares	Dollar Amounts
Class I	6,167,112	$161,808,088
Class D	25,073	743,000
Class S	1,000	25,000
Class T	1,000	25,000
Increase in Shares and Net Assets	6,194,185	$162,601,088

Beginning no later than the first calendar quarter of 2024, it is expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that the Fund commence a quarterly share repurchase program where the total amount of aggregate repurchases of Shares will be up to 2.5% of the Fund’s outstanding Shares per quarter. Any repurchase of Shares which have been held for less than one year by a Shareholder, as measured through the date of redemption, will be subject to an early repurchase fee equal to 2% of the NAV of the Shares repurchased by the Fund. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion.

10. Investment Transactions

Purchases of Primary Direct Investments and Secondary Investments for the period November 1, 2022 through March 31, 2023, excluding short-term investments, totaled $8.2 million and $62.4 million, respectively, and total proceeds received from investments that represented return of capital distributions were $0.0 million.

StepStone Private Venture and Growth Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2023 (Continued)
11. Risk Factors

An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

12. Counterparty Insolvency or Failure

There is a risk that any of the Fund’s counterparties could become insolvent or fail. For example, in March 2023, Silicon Valley Bank and Signature Bank were closed by their chartering state regulators and the United States Federal Deposit Insurance Corporation appointed as receiver. If one or more of the Fund’s counterparties were to become insolvent or the subject of liquidation or other insolvency proceedings, there is a risk that the recovery of the Fund’s securities and other assets from such counterparty would be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

In addition, the Fund may use counterparties located in various jurisdictions around the world. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets will be subject to substantial limitations and uncertainties. As a result of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is very difficult to generalize about the effect of their insolvency on the Fund and their respective assets. Investors should assume that the insolvency of any counterparty would result in a loss to the Fund which could be material.

13. Activities Prior to Commencement of Operations

The Fund prepared its seed financial statements for the period from Inception to June 24, 2022. During the period from June 25, 2022 through the Commencement of Operations, the Fund engaged in various activities in preparation for the offering of Shares and incurred further costs in relation to the offering, including various legal expenses and printing costs as disclosed in Note 2.

14. Subsequent Events

Effective April 3, 2023 and May 1, 2023, there were additional subscriptions into the Fund in the amounts of $12.1 million and $7.1 million, respectively.

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. The Adviser has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements or the accompanying notes.

StepStone Private Venture and Growth Fund
Trustees and Officers March 31, 2023 (Unaudited)

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (704) 215-4300.

INDEPENDENT TRUSTEES
NAME, ADDRESS AND BIRTH YEAR	POSITION(S) HELD WITH REGISTRANT	LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX**
Harold Mills c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1970	Trustee	Indefinite Length – Since Inception	CEO, VMD Ventures (since 2016); CEO, ZeroChaos (2000 – 2017)	2	None
Tracy Schmidt c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1957	Trustee	Indefinite Length – Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (since 2018), Enterprise Chief Financial Officer, Group President of Alternative Investments and Chief Operating Officer, CNL Financial Group (2004 – 2018)	2	None
Ron Sturzenegger c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1960	Trustee	Indefinite Length – Since Inception	Enterprise Business & Community Engagement Executive, Bank of America (2014 – 2018)	2	Director of KBS Real Estate Investment Trust II, Inc. (since 2019), and KBS Real Estate Investment Trust III, Inc. (since 2019)

_______________________

*       Each Trustee serves an indefinite term, until his or her successor is elected.

**    This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Venture and Growth Fund
Trustees and Officers March 31, 2023 (Unaudited) (Continued)
INTERESTED TRUSTEES
NAME, ADDRESS AND BIRTH YEAR	POSITION(S) HELD WITH REGISTRANT	LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX**
Tom Sittema c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length – Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020); Managing Director, RiverBridge Capital (Since 2018); CEO, CNL Financial Group (2009 – 2017)	2

Director of CNL Healthcare Properties (2012 – 2017); Director of CNL Healthcare Properties II (2015 – 2017); Director of Corporate Capital Trust (2010 – 2017); Director of Corporate Capital Trust II (2014 – 2017); Director of CNL Lifestyles Property Trust (2012 – 2017); Director of CNL Growth Properties, Inc. (2016 – 2017)

Bob Long c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1962	Trustee	Indefinite Length – Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019); Vice Chairman/ President, Star Mountain Capital (2016 – 2018)	2	None

_______________________

*      Each Trustee serves an indefinite term, until his or her successor is elected.

**   This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Venture and Growth Fund
Trustees and Officers March 31, 2023 (Unaudited) (Continued)
EXECUTIVE OFFICERS
NAME, ADDRESS AND BIRTH YEAR	POSITION(S) HELD WITH REGISTRANT	LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Bob Long c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1962	President and Principal Executive Officer	Indefinite Length – Since Inception	See above
Kimberly Zeitvogel c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1968	Treasurer and Principal Financial Officer	Indefinite Length – Since January 2023	Managing Director of Finance, StepStone Group Private Wealth LLC (Since 2020); Vice President of Finance, Millennium Advisors, LLC (2018 – 2020)
Chris Ancona c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1976	Chief Compliance Officer	Indefinite Length – Since Inception	Deputy CCO, StepStone (Since 2021); CCO and Counsel, Greenspring Associates (2019 – 2021); CCO, Man Numeric (2017 – 2019)

_______________________

*      Each officer serves an indefinite term, until his or her successor is elected.

StepStone Private Venture and Growth Fund
Approval of Investment Advisory and Sub-Advisory Agreements March 31, 2023 (Unaudited)

At an in-person meeting of the Board of Trustees (the “Board”) of StepStone Private Venture and Growth Fund (the “Fund”) held on June 8, 2022 (the “Meeting”), the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve for an initial two-year period each of the following: (i) an investment advisory agreement by and between StepStone Group Private Wealth LLC (the “Adviser”) and the Fund (the “Advisory Agreement”); and (ii) a separate sub-advisory agreement by and among StepStone Group LP (the “Sub-Adviser” and collectively with the Adviser, the “Advisers”), the Adviser and the Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”).

In connection with their consideration of whether to approve the Agreements, the Board received and reviewed information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative fee and expense information and other information regarding the respective nature, extent and quality of services to be provided by each Adviser under the Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s management fees, incentive fees and other expenses, including information comparing the management fees and incentive fees to be paid by the Fund to those of a peer group of funds; (ii) information about each Adviser’s estimated profitability with respect to the Agreements; (iii) a memorandum prepared by each Adviser in response to a request submitted by legal counsel to the Funds (each, a “Response Memorandum”), including a description of each Adviser’s business, a copy of each Adviser’s Form ADV, and certain other information about each Adviser to be considered in connection with the review by the members of the Board; and (iv) a memorandum from legal counsel to the Funds on the responsibilities of the Board in considering for approval investment advisory and investment sub-advisory arrangements under the 1940 Act. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Advisers’ investment personnel and operations, including the personnel and other resources devoted to the Fund; (iii) the Advisers’ financial results and financial condition; (iv) the resources to be devoted to the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (v) the Advisers’ policies with respect to allocation of investments and seeking best execution; and (vi) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor as determinative. Individual members of the Board may have evaluated the information presented differently from one another, giving different weights to various factors in considering whether to approve the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement. The Board considered the responsibilities the Adviser would have under the Advisory Agreement, and the services that would be provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees would provide to the Fund, the services already provided by the Adviser related to organizing the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes. After reviewing the foregoing information and further information in the Adviser’s Response Memorandum (which included, among other information, descriptions of the Adviser’s business and the Adviser’s Form ADV) and discussing the Adviser’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services proposed to be provided by the Adviser would be satisfactory and appropriate for the Fund.

StepStone Private Venture and Growth Fund
Approval of Investment Advisory and Sub-Advisory Agreements March 31, 2023 (Unaudited) (Continued)

Investment management capabilities and experiences of the Adviser. The Board considered the quality of the services to be provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, operational, governance, distribution, legal, compliance, and risk management services, among other services, and information the Board received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board noted that the Adviser is a wholly owned subsidiary of the Sub-Adviser and leverages the infrastructure of the Sub-Adviser to support its operations, which includes working closely with key personnel of the Sub-Adviser. After consideration of these factors, the Board determined that the Adviser would be an appropriate investment advisor for the Fund.

Performance. The Board considered that the Fund had no operational history and that its performance was not a factor at this time in deciding whether to approve the Advisory Agreement.

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Board examined and evaluated the fee arrangement between the Adviser and the Fund under the proposed Advisory Agreement, including as compared with the fees and expenses of certain unaffiliated closed-end funds operated as tender funds considered by the Adviser to have similar investment objectives and strategies to the Fund (the “Peer Group”). The Board considered information about the Adviser’s estimated profitability with respect to the Fund, as well as the expected costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and enhancement of its reputation in the industry. Upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. The Board considered that the Fund’s growth prospects were uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Advisory Agreement at the present time.

Comparison of fees to be paid to those under other investment advisory contracts. In evaluating the management fees, incentive fees and other expenses the Board considered the Fund’s management and incentive fees in absolute terms and as compared with the fees and expenses of the Peer Group. Based upon the comparative fee information provided, the Board noted that the Fund’s management and incentive fees were generally in line with the Peer Group. The Board also considered the Adviser’s commitment pursuant to the expense limitation agreement with the Fund whereby the Adviser would agree to pay, absorb, or reimburse the Fund’s aggregate monthly ordinary operating expenses, excluding certain specified expenses, in order to limit the operating expenses to 0.50% for Class I Shares and 1.00% for Class D Shares, Class S Shares and Class T Shares, on an annualized basis, of the month-end net asset value of such share class. The Board considered the level of the Fund’s management and incentive fees in light of the level of service expected to be received from the Adviser and the strategies to be employed in managing the Fund.

Benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Adviser’s ability to market its services and win such mandates.

Sub-Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the factors listed below.

The nature, extent, and quality of the services to be provided to the Fund under the Sub-Advisory Agreement. The Board considered the responsibilities the Sub-Adviser would have under the Sub-Advisory Agreement and the services that would be provided by the Sub-Adviser including, without limitation, the investment advisory services and the Sub-Adviser’s compliance procedures and practices. The Board also considered the background, and experience of the

StepStone Private Venture and Growth Fund
Approval of Investment Advisory and Sub-Advisory Agreements March 31, 2023 (Unaudited) (Continued)

Sub-Adviser’s senior management personnel and the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. After reviewing the foregoing information and further information in the materials, including the Sub-Adviser’s Response Memorandum (which included, among other information, descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Sub-Adviser would be satisfactory and appropriate for the Fund.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser, noting that the Sub-Adviser currently manages accounts that use an investment strategy similar to that proposed for the Fund (although none of the accounts are registered investment companies). The Board also considered that the Fund will benefit from the scale and resources of the Sub-Adviser and its affiliates. It was noted that the Sub-Adviser was a global private markets specialist overseeing (together with its related advisors) approximately $570 billion of private capital allocations, including approximately $134 billion of assets under management as of March 31, 2022. The Board discussed with the Sub-Adviser the investment objective and strategies of the Fund and the Sub-Adviser’s plans for implementing the Fund’s strategies. After considering these factors, the Board determined that the Sub-Adviser would be an appropriate Sub-Adviser to the Fund.

Performance. The Board considered that the Fund had no operational history and that its performance was not a factor at this time in deciding whether to approve the Sub-Advisory Agreement.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board reviewed the proposed fee to be paid under the Sub-Advisory Agreement, which would not be paid by the Fund. The Board considered information about the Sub-Adviser’s estimated profitability with respect to the Fund, as well as the costs of services provided by the Sub-Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Sub-Adviser and its affiliates. Upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub-Adviser by the Adviser under the Sub-Advisory Agreement are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, noting that the Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser. The Board considered that the Fund’s growth prospects were uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Sub-Advisory Agreement at the present time.

Other benefits to be derived by the Sub-Adviser from its relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the Fund (other than the sub-advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Sub-Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Sub-Adviser’s ability to market its services and win such mandates.

StepStone Private Venture and Growth Fund
Other Information March 31, 2023 (Unaudited)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (704) 215-4300 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (888) 882-8212 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at (704) 215-4300.

StepStone Private Venture and Growth Fund
Privacy Notice March 31, 2023 (Unaudited)

Data Privacy Policies and Procedures

Policy Statement:

The Board has approved the following policies and procedures (the “Data Privacy Policy”) with respect to nonpublic personal information about its customers.

The Fund collects nonpublic personal information about its customers1 from the following sources:

•  account applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•  account history, including information about the transactions and balances in a customer’s account; and

•  correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

In addition, the Fund may obtain consumer information about its customers from consumer reports.

The Fund will not release nonpublic personal or consumer information about its customers or their accounts unless one of the following conditions is met:

•  Prior written consent is received;

•  The Fund believes the recipient to be the customer of the Fund or such Fund customer’s authorized representative; or

•  The Fund is required by law to release information to the recipient.

The Fund does not give or sell nonpublic personal or consumer information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use nonpublic personal or consumer information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal and consumer information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund or its Transfer Agent shares nonpublic personal or consumer information with other service providers, it protects that information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and procedures described in this notice for current and former shareholders of the Fund.

II. Physical, Electronic and Procedural Safeguards

The following includes a list of the primary physical, electronic and procedural safeguards employed by the Transfer Agent to ensure against unauthorized access and proper disposal of customers’ nonpublic personal and consumer information.

•  The Fund shall distribute a Data Privacy Policy to shareholder as an appendix to the Prospectus and annually through the Fund’s annual report to shareholders to ensure compliance with shareholder notification requirements mandated by Regulation S-P.

1   For purposes of this Data Privacy Policy, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

StepStone Private Venture and Growth Fund
Privacy Notice March 31, 2023 (Unaudited) (Continued)

•  Should a change in this Data Privacy Policy occur, the Principal Underwriter or Transfer Agent will provide existing customers of the Fund with the updated version of the Data Privacy Policy.

•  The Transfer Agent shall maintain policies and procedures to oversee the adequacy of security measures used by any non-affiliated third-parties that do business with the Transfer Agent and to ensure such measures are compliant with the requirements under Regulation S-P. Appropriate confidentiality language must exist in the contractual arrangements with each of these relationships.

•  The Transfer Agent, the Administrator, the Fund Accounting Agent, the Principal Underwriter, and Investment Adviser shall maintain procedures related to the security of nonpublic personal information and consumer information (including physical, electronic and procedural safeguards) and proper disposal of such information.

•  Any data privacy related questions, concerns or breaches will be brought to the attention of the Fund’s CCO.

Procedures:

1.  The Fund’s CCO will continually monitor applicable regulations that may cause policies of the Fund and/or its service providers subject to the requirements of Regulation S-P to change.

2.  Annually, the Fund’s CCO will review any independent reviews applicable to data security at the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

3.  Annually, the Fund’s CCO will inquire and review, where applicable, any related data privacy issues reported by the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

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Investment Adviser
StepStone Group Private Wealth, LLC
128 S Tryon St., Suite 1600
Charlotte, NC 28202
www.stepstonepw.com

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Sub-Administrator, Transfer Agent, and Sub-Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
Foreside Financial Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001

(b)    Not Applicable.

ITEM 2.    CODE OF ETHICS.

(a)     StepStone Private Venture and Growth Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)     Not applicable.

(f)     The Registrant’s Code of Ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Tracy Schmidt who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)     The aggregate fees billed for the period ended March 31, 2023 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the period are $0.20 million.

Audit-Related Fees

(b)    The aggregate fees billed for the period ended March 31, 2023 (the Registrant’s first period of operations) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.01 million. Audited-related fees principally include fees associated with issuing consent filings.

Tax Fees

(c)     The aggregate fees billed for the period ended March 31, 2023 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $0.01 million.

All Other Fees

(d)    The aggregate fees billed for the period ended March 31, 2023 (the Registrant’s first period of operations) for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    Not applicable

(c)     0%

(d)    Not applicable

(f)     Not applicable.

(g)    The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the period ended March 31, 2023 (the Registrant’s first period of operations) were $1.71 million.

(h)    The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i)     Not applicable

(j)     Not applicable

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s investment adviser, StepStone Group Private Wealth LLC (the “Adviser”), has delegated proxy voting responsibility to StepStone Group LP (the “Sub-Adviser”). The Sub-Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to the oversight of the Adviser.

The policies and procedures used by the Sub-Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

StepStone Private Venture and Growth Fund

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

VOTING PROXIES

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way. The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. The Sub- Adviser has adopted the following procedures to implement StepStone’s firm policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable. The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates. Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in the file by Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities. The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services. In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case by case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting. The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Adopted: 6/8/2022

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Fund Management

The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the Registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Brian Borton

Brian Borton is a member of StepStone’s private equity team, focusing on venture capital and growth equity investments. Prior to joining StepStone in 2012, Mr. Borton was an investment banking associate at Focus Strategies, where he advised middle market clients on mergers and acquisitions, recapitalizations, private placements, and corporate strategy. Previously, he was a member of the equity research associate program at Brandes Investment Partners, a leading investment advisory firm managing $30 billion of global equity portfolios for institutional and high net worth clients.

Mr. Borton graduated with a BBA in finance from the University of Texas at Austin and is a CFA charterholder.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager
(As of March 31, 2023)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Brian Borton	Zero Accounts	Zero Accounts	1 account, $400,000,000	Zero Accounts	3 accounts, $1,400,000,000	Zero Accounts

Conflicts of Interest

A potential conflict of interest may arise as a result of a Portfolio Manager’s provision of advisory services to Other Accounts. Other Accounts may pay higher management fees and/or performance fees than the Fund, and this could create an incentive for a Portfolio Manager to favor such funds in the allocation of investment opportunities.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Sub-Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

(a)(3) Compensation Structure of Portfolio Manager

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the firm. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

Compensation for the Portfolio Managers includes, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, each of the Portfolio Managers have equity interests in the Sub-Adviser and indirectly benefit from the success of the Fund based on their ownership interest.

(a)(4) Disclosure of Securities Ownership

Portfolio Manager Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Securities Beneficially Owned by Portfolio Manager (As of March 31, 2023)
Brian Borton	$10,001 – $50,000

(b)    Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this report.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)     Not applicable.

(b)    Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StepStone Private Venture and Growth Fund
By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)
Date	June 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)
Date	June 8, 2023
By (Signature and Title)*	/s/ Kimberly S. Zeitvogel
Kimberly S. Zeitvogel, Treasurer
(Principal Financial Officer)
Date	June 8, 2023

____________

*        Print the name and title of each signing officer under his or her signature.